STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	25
Beginning Date of Collection Period	01-Jul-04
End Date of Collection Period	31-Jul-04
Payment Date	20-Aug-04
Previous Payment Date	20-Jul-04

Funds Disbursement
Collected Funds	23,248,513.09
Available Payment Amount	23,061,675.61
Principal Collections	19,758,142.67
Interest Collections (net of servicing fee)	3,303,532.94
Net of Principal Recoveries	3,303,466.93
Principal Recoveries	66.01
Servicing Fee	186,837.48
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	23,248,513.09
Interest Paid to Notes	477,477.32
Principal Paid to Notes	20,410,468.74
Transferor - pursuant to 5.01 (a) (xii)	2,173,729.55
Servicing Fee	186,837.48

Pool Balance
Beginning Pool Balance	448,409,962.40
Principal Collections (including repurchases)	19,758,142.67
Additional Principal Reduction Amount	652,326.07
Ending Pool Balance	427,999,493.66

Collateral Performance
Cash Yield (% of beginning balance)	9.34%
Loss Rate (net of principal recoveries; % of beginning balance)	1.75%
Net Yield	7.59%
Realized Losses	652,260.06
Cumulative Realized Losses	8,486,806.67
Cumulative Loss Percentage	0.75%
Delinquent Loans
One Payment Principal Balance of loans	24,574,401.78
One Payment Number of loans	229
Two Payments Principal Balance of loans	5,506,301.62
Two Payments Number of loans	56
Three+ Payments Principal Balance of loans	51,546,170.15
Three+ Payments Number of loans	500

Two+ Payments Delinquency Percentage	13.33%
Two+ Payments Rolling Average	12.70%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	4,117
Number outstanding end of period	3,966
Number of REO as of the end of the Collection Period	151
Principal Balance of REO as of the end of the Collection Period	12,845,434.60

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	0.00

Monthly Excess Cashflow	2,173,729.55
Principal Payment Amount	19,758,142.67
Principal Collections	19,758,142.67
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.42000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.72000%
Class A Note Rate	1.72000%
Class M Formula Rate (1-mo. Libor plus 65bps)	2.07000%
Class M Note Rate	2.07000%
Available Funds Cap	8.89424%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	19.860719
2. Principal Payment per $1,000	19.419917
3. Interest Payment per $1,000	0.440802

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.72000%
2. Days in Accrual Period	31

3. Class A Interest Due	393,543.78
4. Class A Interest Paid	393,543.78
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	265,708,475.90
2. Class A Principal Due	17,337,927.14
3. Class A Principal Paid	17,337,927.14
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	248,370,548.76

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	29.7615540%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	27.8195623%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	58.0305707%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	19.950417
2. Principal Payment per $1,000	19.419917
3. Interest Payment per $1,000	0.530500

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	2.07000%
2. Days in Accrual Period	31

3. Class M Interest Due	83,933.54
4. Class M Interest Paid	83,933.54
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	47,087,540.32
2. Class M Principal Due	3,072,541.60
3. Class M Principal Paid	3,072,541.60
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	44,014,998.72

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	29.7615540%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	27.8195623%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	10.2838904%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on August 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of August, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer